Senior Convertible Debentures	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
Senior Convertible Debentures
NOTE 13 - SENIOR CONVERTIBLE DEBENTURES

In December 2009, the Company issued $6.1 million of 8.0% Senior Convertible Debentures with a maturity date of December 1, 2029. The debentures were convertible into the Company’s common stock at a conversion price of $20 per share at the option of the holder at any time prior to maturity.
In January 2020, the Company announced its intention to redeem all of the Senior Convertible Debentures on March 2, 2020. Subsequent to the announcement, $5.9 million of Senior Convertible Debentures were converted into 295,600 common shares by holders of the debt. The Company redeemed the remaining $132,000 of outstanding debentures for cash on March 2, 2020.